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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



                       Date of Report: November 9, 2000



                                 SUNOCO, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Pennsylvania                     1-6841                 23-1743282
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(State or other                 (Commission             (IRS employer
 jurisdiction of                 file number)            identification
 incorporation)                                          number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
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(Address of principal executive offices)               (Zip Code)

(215) 977-3000
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(Registrant's telephone number, including area code)
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Item 5.  Other Events.
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  On November 9, 2000, Sunoco, Inc. issued a press release announcing that it has signed a definitive agreement to acquire Aristech Chemical Corporation from Mitsubishi Corporation. A copy of such press release is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c) Exhibits
         --------

         99.1      Sunoco, Inc. Press Release dated November 9, 2000.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUNOCO, INC.



BY   /s/ JOSEPH P. KROTT
     ------------------
     Joseph P. Krott
     Comptroller
     (Principal Accounting Officer)

DATE November 9, 2000

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                    Exhibit
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 99.1     Sunoco, Inc. Press Release dated November 9, 2000.